Exhibit 99.2

Financial Supplement
Fourth Quarter 2014
(Unaudited)

World Headquarters	Internet address	Contacts:
16600 Swingley Ridge Road	www.rgare.com	Jack B. Lay
Chesterfield, Missouri 63017 U.S.A.		Senior Executive Vice President
and Chief Financial Officer
Phone: (636) 736-7000
e-mail: jlay@rgare.com

Jeff Hopson
Sr. Vice President, Investor Relations
Phone: (636) 736-2068
e-mail: jhopson@rgare.com

Current Ratings

	Standard & Poor’s	A.M. Best	Moody’s
Financial Strength Ratings
RGA Reinsurance Company	AA-	A+	A1
RGA Life Reinsurance Company of Canada	AA-	A+	NR
RGA International Reinsurance Company Limited	AA-	NR	NR
RGA Global Reinsurance Company Limited	AA-	NR	NR
RGA Reinsurance Company of Australia Limited	AA-	NR	NR
RGA Americas Reinsurance Company, Ltd.	AA-	A+	NR
RGA Atlantic Reinsurance Company Ltd.	NR	A+	NR
Senior Debt Ratings
Reinsurance Group of America, Incorporated	A-	a-	Baa1
Our common stock is traded on the New York Stock Exchange under the symbol “RGA”.

Reinsurance Group of America, Incorporated
Financial Supplement
4th Quarter 2014

Reinsurance Group of America, Incorporated
Financial Supplement
This Financial Supplement is for information purposes only and includes unaudited figures. This report should be read in conjunction with documents filed by Reinsurance Group of America, Incorporated ("RGA") with the SEC.
Non-GAAP Disclosures
RGA uses a non-GAAP financial measure called operating income as a basis for analyzing financial results. This measure also serves as a basis for establishing target levels and awards under RGA’s management incentive programs. Management believes that operating income, on a pre-tax and after-tax basis, better measures the ongoing profitability and underlying trends of the company’s continuing operations, primarily because that measure excludes substantially all of the effect of net investment related gains and losses, as well as changes in the fair value of certain embedded derivatives and related deferred acquisition costs. These items can be volatile, primarily due to the credit market and interest rate environment and are not necessarily indicative of the performance of the company’s underlying businesses. Additionally, operating income excludes any net gain or loss from discontinued operations, the cumulative effect of any accounting changes, and other items that management believes are not indicative of the company’s ongoing operations. The definition of operating income can vary by company and is not considered a substitute for GAAP net income. A reconciliation of income before income taxes of the operating segments to pre-tax operating income (loss) is presented herein.
RGA evaluates its stockholder equity position excluding the impact of Accumulated Other Comprehensive Income (“AOCI”) since the net unrealized gains or losses included in AOCI primarily relate to changes in interest rates, credit spreads on its investment securities and foreign currency fluctuations that are not permanent and can fluctuate significantly from period to period.
Additionally, RGA uses a non-GAAP financial measure called operating return on equity, which is calculated as operating income divided by average shareholders’
equity excluding AOCI.

Reinsurance Group of America, Incorporated
Financial Supplement
2015 Guidance

On an annual basis, the company provides financial guidance based upon the intermediate term rather than giving a range of annual earnings per share for an upcoming year. This better reflects the long-term nature of the business and the difficulty in predicting the timing of shorter-term or periodic events such as block transactions. The company accepts risks over very long periods of time, up to 30 years or longer in some cases. While more predictable over longer-term horizons, RGA’s business is subject to inherent short-term volatility.

Over the intermediate term, the company targets growth in operating income per share in the five to eight percent range, and operating return on equity of 11 percent to 12 percent; these targets are unchanged from those provided last year at this time. It is presumed that there are no significant changes in the investment environment from current levels and the company will deploy $250 million to $400 million of excess capital, on average, annually. These guidance ranges are based upon “normalized” results.

Reinsurance Group of America, Incorporated
SEGMENT RESTRUCTURING
Effective January 1, 2014, the Company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. December 2013 figures have been adjusted to conform to the new reporting alignment.

PRIOR PERIOD RECLASSIFICATIONS
The Company has reclassified the presentation of certain prior-period information to conform to the current presentation.

Reinsurance Group of America, Incorporated Financial Highlights (1)

	Three Months Ended						Current Qtr vs. PY Quarter	Year-to Date
(USD thousands, except inforce & per share data)	Dec. 31,		Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2014		2014	2014	2014	2013		2014	2013	Change
Net premiums	$2,217,772		$2,168,285	$2,183,160	$2,100,637	$2,212,998	$4,774	$8,669,854	$8,254,027	$415,827
Net income	191,091		157,996	198,296	136,664	144,959	46,132	684,047	418,837	265,210
Operating income	208,288		159,823	155,131	114,807	154,509	53,779	638,049	358,446	279,603
Operating return on equity (ex AOCI) -
annualized	15.8%		12.5%	12.4%	9.3%	12.7%	3.1%
trailing 12 months	12.5%		11.7%	11.8%	7.2%	7.4%	5.1%
Total assets	44,679,611		42,910,363	43,171,051	40,541,581	39,674,473	5,005,138
Assumed Life Reinsurance in Force (in billions)
U.S. and Latin America Traditional	$1,483.9		$1,387.2	$1,393.1	$1,393.2	$1,397.0	$86.9
U.S. and Latin America Non-Traditional	1.4		2.2	2.2	2.2	2.2	(0.8)
Canada	402.8		383.9	395.8	376.7	386.4	16.4
Europe, Middle East and Africa	561.1		573.0	626.1	587.6	556.7	4.4
Asia Pacific	494.3		577.3	617.2	595.6	547.6	(53.3)
Total Life Reinsurance in Force	$2,943.5		$2,923.6	$3,034.4	$2,955.3	$2,889.9	$53.6
Assumed New Business Production (in billions)
U.S. and Latin America Traditional	$118.1	(2)	$16.6	$21.8	$20.4	$21.1	$97.0	$176.9	$95.6	$81.3
U.S. and Latin America Non-Traditional	—		—	—	—	—	—	—	—	—
Canada	13.9		11.6	10.4	12.4	10.4	3.5	48.3	46.0	2.3
Europe, Middle East and Africa	38.5		22.5	67.7	46.5	24.6	13.9	175.2	106.2	69.0
Asia Pacific	22.4		21.1	18.5	19.6	22.8	(0.4)	81.6	122.6	(41.0)
Total New Business Production	$192.9		$71.8	$118.4	$98.9	$78.9	$114.0	$482.0	$370.4	$111.6
Per Share and Shares Data
Basic earnings per share
Net income	$2.78		$2.30	$2.87	$1.94	$2.05	$0.73	$9.88	$5.82	$4.06
Operating income	$3.03		$2.33	$2.25	$1.63	$2.19	$0.84	$9.21	$4.98	$4.23
Diluted earnings per share
Net income	$2.75		$2.28	$2.84	$1.92	$2.03	$0.72	$9.78	$5.78	$4.00
Operating income	$2.99		$2.31	$2.23	$1.61	$2.17	$0.82	$9.12	$4.95	$4.17

Wgt. average common shares outstanding
(basic)	68,718		68,642	69,076	70,574	70,650	(1,932)	69,248	71,917	(2,669)
(diluted)	69,550		69,335	69,718	71,264	71,332	(1,782)	69,962	72,461	(2,499)

Common shares issued	79,138		79,138	79,138	79,138	79,138	—	79,138	79,138	—
Treasury shares	10,365		10,472	10,328	9,624	8,370	1,995	10,365	8,370	1,995
Common shares outstanding	68,773		68,666	68,810	69,514	70,768	(1,995)	68,773	70,768	(1,995)

Book value per share	$102.13		$97.28	$97.21	$89.92	$83.87
Per share effect of accumulated other
comprehensive income (AOCI)	$24.10		$21.84	$23.67	$18.41	$14.21
Book value per share, excluding AOCI	$78.03		$75.44	$73.54	$71.51	$69.66

Shareholder dividends paid	$22,669.4		$22,632.1	$20,711.1	$21,243.6	$21,177.3	$1,492.1	$87,256.2	$77,642.1	$9,614.1
(1) Effective January 1, 2014, the company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. December 2013 figures have been adjusted to conform to the new reporting alignment.

(2) Increase in new business production related to the Voya Financial transaction that closed during the 4th quarter.

Reinsurance Group of America, Incorporated Consolidated GAAP Income Statement (incl. Operating Income Reconciliations)

	Three Months Ended					Current Qtr	Year-to Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,	vs. PY	Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013	Quarter	2014	2013	Change
Revenues:
Net premiums	$2,217,772	$2,168,285	$2,183,160	$2,100,637	$2,212,998	$4,774	$8,669,854	$8,254,027	$415,827
Investment income, net of related expenses	451,603	447,106	410,607	404,375	461,134	(9,531)	1,713,691	1,699,865	13,826
Investment related gains (losses), net
OTTI on fixed maturity securities	(6,347)	(246)	(870)	(303)	(2,258)	(4,089)	(7,766)	(12,654)	4,888
OTTI on fixed maturity securities transferred
to/from AOCI	—	—	—	—	—	—	—	(247)	247
Other investment related gains (losses), net	(32,876)	22,564	119,397	84,874	99	(32,975)	193,959	76,891	117,068
Total investment related gains (losses), net	(39,223)	22,318	118,527	84,571	(2,159)	(37,064)	186,193	63,990	122,203
Other revenue	67,261	78,879	120,726	67,590	64,821	2,440	334,456	300,471	33,985
Total revenues	2,697,413	2,716,588	2,833,020	2,657,173	2,736,794	(39,381)	10,904,194	10,318,353	585,841
Benefits and expenses:
Claims and other policy benefits	1,866,042	1,855,037	1,841,885	1,843,677	1,869,949	(3,907)	7,406,641	7,304,332	102,309
Interest credited	103,523	120,952	115,962	110,594	172,747	(69,224)	451,031	476,514	(25,483)
Policy acquisition costs and other insurance expenses	290,775	336,411	409,374	354,873	304,837	(14,062)	1,391,433	1,300,780	90,653
Other operating expenses	166,280	133,737	127,462	110,936	122,136	44,144	538,415	466,717	71,698
Interest expense	(9,660)	36,065	35,211	35,084	35,072	(44,732)	96,700	124,307	(27,607)
Collateral finance and securitization expense	3,710	2,571	2,591	2,569	2,563	1,147	11,441	10,449	992
Total benefits and expenses	2,420,670	2,484,773	2,532,485	2,457,733	2,507,304	(86,634)	9,895,661	9,683,099	212,562
Income before income taxes	276,743	231,815	300,535	199,440	229,490	47,253	1,008,533	635,254	373,279
Income tax expense	85,652	73,819	102,239	62,776	84,531	1,121	324,486	216,417	108,069
Net income	$191,091	$157,996	$198,296	$136,664	$144,959	$46,132	$684,047	$418,837	$265,210
Pre-tax Operating Income Reconciliation:
Income before income taxes	276,743	231,815	300,535	199,440	229,490	47,253	1,008,533	635,254	373,279
Investment and derivative losses (gains)—
non-operating (1)	(22,453)	(8,413)	(38,136)	(26,306)	45,090	(67,543)	(95,308)	161,502	(256,810)
Change in value of modified coinsurance and
funds withheld embedded derivatives (1)	14,523	(56,812)	(78,835)	(77,241)	337	14,186	(198,365)	(70,177)	(128,188)
GMXB embedded derivatives (1)	52,901	47,479	5,183	23,661	(35,098)	87,999	129,224	(142,050)	271,274
Funds withheld losses (gains)—investment income	(1,371)	(5,501)	(5,954)	(389)	(2,540)	1,169	(13,215)	(12,839)	(376)
EIA embedded derivatives—interest credited	(362)	(415)	6,916	(6,560)	2,795	(3,157)	(421)	(78,969)	78,548
DAC offset, net	(15,253)	26,521	47,543	53,068	4,334	(19,587)	111,879	98,408	13,471
Non-investment derivatives	(472)	28	—	—	—	(472)	(444)	—	(444)
Gain on repurchase of collateral finance notes	—	—	—	—	—	—	—	(46,506)	46,506
Operating Income Before Income Taxes	$304,256	$234,702	$237,252	$165,673	$244,408	$59,848	$941,883	$544,623	$397,260
After-tax Operating Income Reconciliation:
Net Income	191,091	157,996	198,296	136,664	144,959	46,132	684,047	418,837	265,210
Investment and derivative losses (gains)—
non-operating (1)	(15,281)	(5,517)	(26,820)	(17,007)	29,161	(44,442)	(64,625)	103,495	(168,120)
Change in value of modified coinsurance
and funds withheld embedded derivatives (1)	9,440	(36,928)	(51,242)	(50,207)	219	9,221	(128,937)	(45,615)	(83,322)
GMXB embedded derivatives (1)	34,386	30,861	3,369	15,380	(22,814)	57,200	83,996	(92,333)	176,329
Funds withheld losses (gains)—investment income	(891)	(3,576)	(3,870)	(253)	(1,651)	760	(8,590)	(8,345)	(245)
EIA embedded derivatives—interest credited	(236)	(269)	4,495	(4,264)	1,817	(2,053)	(274)	(51,330)	51,056
DAC offset, net	(9,914)	17,238	30,903	34,494	2,818	(12,732)	72,721	63,966	8,755
Non-investment derivatives	(307)	18	—	—	—	(307)	(289)	—	(289)
Gain on repurchase of collateral finance notes	—	—	—	—	—	—	—	(30,229)	30,229
Operating Income	$208,288	$159,823	$155,131	$114,807	$154,509	$53,779	$638,049	$358,446	$279,603

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated Consolidated Operating Income Statement

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands, except per share data)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Net premiums	$2,217,772	$2,168,285	$2,183,160	$2,100,637	$2,212,998	$4,774	$8,669,854	$8,254,027	$415,827
Investment income, net of related expenses	450,232	441,605	404,653	403,986	458,594	(8,362)	1,700,476	1,687,026	13,450
Investment related gains (losses), net	5,748	4,572	6,739	4,685	8,170	(2,422)	21,744	13,265	8,479
Other revenue	66,789	78,907	120,726	67,590	64,821	1,968	334,012	253,965	80,047
Total revenues	2,740,541	2,693,369	2,715,278	2,576,898	2,744,583	(4,042)	10,726,086	10,208,283	517,803

Benefits and expenses:
Claims and other policy benefits	1,866,042	1,855,037	1,841,885	1,843,677	1,869,949	(3,907)	7,406,641	7,304,332	102,309
Interest credited	103,885	121,367	109,046	117,154	169,952	(66,067)	451,452	555,483	(104,031)
Policy acquisition costs and other insurance expenses	306,028	309,890	361,831	301,805	300,503	5,525	1,279,554	1,202,372	77,182
Other operating expenses	166,280	133,737	127,462	110,936	122,136	44,144	538,415	466,717	71,698
Interest expense	(9,660)	36,065	35,211	35,084	35,072	(44,732)	96,700	124,307	(27,607)
Collateral finance and securitization expense	3,710	2,571	2,591	2,569	2,563	1,147	11,441	10,449	992
Total benefits and expenses	2,436,285	2,458,667	2,478,026	2,411,225	2,500,175	(63,890)	9,784,203	9,663,660	120,543

Operating income before income taxes	304,256	234,702	237,252	165,673	244,408	59,848	941,883	544,623	397,260

Operating income tax expense	95,968	74,879	82,121	50,866	89,899	6,069	303,834	186,177	117,657

Operating income	$208,288	$159,823	$155,131	$114,807	$154,509	$53,779	$638,049	$358,446	$279,603

Wgt. Average Common Shares Outstanding (Diluted)	69,550	69,335	69,718	71,264	71,332	(1,782)	69,962	72,461	(2,499)

Diluted Earnings Per Share—Operating Income	$2.99	$2.31	$2.23	$1.61	$2.17	$0.82	$9.12	$4.95	$4.17

Foreign currency effect (1):
Net premiums	$(61,093)	$5,906	$(4,964)	$(50,225)	$(49,448)	$(11,645)	$(110,376)	$(142,539)	$32,163
Operating income before income taxes	$(9,276)	$(2,016)	$(809)	$(6,605)	$(8,679)	$(597)	$(18,706)	$(2,789)	(15,917)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Consolidated Balance Sheets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013
Assets
Fixed maturity securities, available-for-sale	$25,480,972	$24,475,451	$24,480,396	$22,157,182	$21,474,136
Mortgage loans on real estate	2,712,238	2,617,091	2,555,800	2,526,228	2,486,680
Policy loans	1,284,284	1,249,948	1,250,635	1,296,897	1,244,469
Funds withheld at interest	5,922,561	5,969,006	5,940,521	5,814,231	5,771,467
Short-term investments	97,694	44,437	45,596	118,789	139,395
Other invested assets	1,198,319	1,165,021	1,128,375	1,234,779	1,324,960
Total investments	36,696,068	35,520,954	35,401,323	33,148,106	32,441,107
Cash and cash equivalents	1,645,669	1,118,745	1,378,117	1,127,132	923,647
Accrued investment income	261,096	305,880	279,368	233,816	267,908
Premiums receivable and other reinsurance balances	1,527,729	1,491,993	1,559,526	1,454,959	1,439,528
Reinsurance ceded receivables	578,206	596,704	614,203	594,794	594,515
Deferred policy acquisition costs	3,342,575	3,297,616	3,368,343	3,450,523	3,517,796
Other assets	628,268	578,471	570,171	532,251	489,972
Total assets	$44,679,611	$42,910,363	$43,171,051	$40,541,581	$39,674,473

Liabilities and Stockholders’ Equity
Future policy benefits	$14,476,637	$13,541,687	$13,785,532	$11,887,951	$11,866,776
Interest-sensitive contract liabilities	12,591,497	12,638,117	12,686,025	12,809,003	12,947,557
Other policy claims and benefits	3,824,069	3,861,060	3,996,737	3,899,004	3,571,761
Other reinsurance balances	306,915	276,314	258,023	283,249	275,138
Deferred income taxes	2,365,817	2,149,076	2,232,821	2,023,588	1,837,577
Other liabilities	994,230	967,303	716,157	638,967	541,035
Short-term debt	—	—	110,000	50,000	—
Long-term debt	2,314,293	2,314,693	2,214,705	2,214,526	2,214,350
Collateral finance and securitization notes	782,701	482,115	482,092	484,747	484,752
Total liabilities	37,656,159	36,230,365	36,482,092	34,291,035	33,738,946

Stockholders’ Equity:
Common stock, at par value	791	791	791	791	791
Additional paid-in-capital	1,798,279	1,784,818	1,783,856	1,782,838	1,777,906
Retained earnings	4,239,647	4,074,047	3,941,777	3,772,776	3,659,938
Treasury stock	(672,394)	(679,265)	(666,125)	(585,358)	(508,715)
Accumulated other comprehensive income (AOCI):
Accumulated currency translation adjustment, net of income taxes	81,847	131,936	207,043	164,400	207,083
Unrealized appreciation of securities, net of income taxes	1,624,773	1,387,957	1,442,324	1,136,079	820,245
Pension and postretirement benefits, net of income taxes	(49,491)	(20,286)	(20,707)	(20,980)	(21,721)
Total stockholders’ equity	7,023,452	6,679,998	6,688,959	6,250,546	5,935,527
Total liabilities and stockholders’ equity	$44,679,611	$42,910,363	$43,171,051	$40,541,581	$39,674,473

Total stockholders’ equity, excluding AOCI	$5,366,323	$5,180,391	$5,060,299	$4,971,047	$4,929,920

Reinsurance Group of America, Incorporated U.S. and Latin America Traditional Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Net premiums	$1,221,862	$1,171,916	$1,189,822	$1,141,905	$1,246,137	$(24,275)	$4,725,505	$4,563,490	$162,015
Investment income, net of related expenses	142,753	139,272	137,404	133,376	139,281	3,472	552,805	543,824	8,981
Other revenue	1,323	783	767	642	840	483	3,515	3,706	(191)
Total revenues	1,365,938	1,311,971	1,327,993	1,275,923	1,386,258	(20,320)	5,281,825	5,111,020	170,805

Benefits and expenses:
Claims and other policy benefits	1,021,046	1,030,525	1,045,030	1,033,707	1,071,733	(50,687)	4,130,308	3,963,168	167,140
Interest credited	13,101	12,993	12,818	12,272	9,886	3,215	51,184	53,285	(2,101)
Policy acquisition costs and other insurance expenses	168,395	161,120	156,270	156,000	156,447	11,948	641,785	625,971	15,814
Other operating expenses	29,276	28,408	24,921	25,741	24,550	4,726	108,346	95,931	12,415
Total benefits and expenses	1,231,818	1,233,046	1,239,039	1,227,720	1,262,616	(30,798)	4,931,623	4,738,355	193,268

Operating income before income taxes	134,120	78,925	88,954	48,203	123,642	10,478	350,202	372,665	(22,463)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	134,120	78,925	88,954	48,203	123,642	10,478	350,202	372,665	(22,463)
Investment and derivative (losses) gains - non-operating	(5,268)	(1,092)	5,034	2,769	(850)	(4,418)	1,443	4,921	(3,478)
Income before income taxes	$128,852	$77,833	$93,988	$50,972	$122,792	$6,060	$351,645	$377,586	$(25,941)

Loss and Expense Ratios:
Claims and other policy benefits	83.6%	87.9%	87.8%	90.5%	86.0%	(2.4)%	87.4%	86.8%	0.6%
Policy acquisition costs and other insurance expenses	13.8%	13.7%	13.1%	13.7%	12.6%	1.2%	13.6%	13.7%	(0.1)%
Other operating expenses	2.4%	2.4%	2.1%	2.3%	2.0%	0.4%	2.3%	2.1%	0.2%

(1) Effective January 1, 2014, the company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. December 2013 figures have been adjusted to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Net premiums	$4,747	$5,168	$4,984	$5,180	$3,754	$993	$20,079	$22,521	$(2,442)
Investment income, net of related expenses	155,557	170,608	143,927	158,619	209,847	(54,290)	628,711	707,425	(78,714)
Investment related gains (losses), net	1	(2)	1	—	—	1	—	—	—
Other revenue	28,436	28,944	29,376	28,276	26,761	1,675	115,032	114,098	934
Total revenues	188,741	204,718	178,288	192,075	240,362	(51,621)	763,822	844,044	(80,222)

Benefits and expenses:
Claims and other policy benefits	5,289	5,586	4,713	4,260	4,674	615	19,848	28,244	(8,396)
Interest credited	86,294	104,985	90,037	101,644	153,501	(67,207)	382,960	494,118	(111,158)
Policy acquisition costs and other insurance expenses	36,380	31,960	35,698	41,072	36,819	(439)	145,110	141,253	3,857
Other operating expenses	4,764	4,211	3,813	4,094	3,102	1,662	16,882	14,291	2,591
Total benefits and expenses	132,727	146,742	134,261	151,070	198,096	(65,369)	564,800	677,906	(113,106)

Operating income before income taxes	56,014	57,976	44,027	41,005	42,266	13,748	199,022	166,138	32,884

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	56,014	57,976	44,027	41,005	42,266	13,748	199,022	166,138	32,884
Investment and derivative gains (losses) - non-operating (1)	28,086	18,001	12,412	21,300	(40,727)	68,813	79,799	(165,920)	245,719
Change in value of modified coinsurance and funds withheld embedded derivatives (1)	(13,490)	56,490	79,768	78,696	462	(13,952)	201,464	68,286	133,178
GMXB embedded derivatives (1)	(52,901)	(47,479)	(5,183)	(23,661)	35,098	(87,999)	(129,224)	142,050	(271,274)
Funds withheld gains (losses) - investment income	1,154	4,914	5,232	(217)	1,797	(643)	11,083	9,233	1,850
EIA embedded derivatives - interest credited	362	415	(6,916)	6,560	(2,795)	3,157	421	78,969	(78,548)
DAC offset, net	15,253	(26,521)	(47,543)	(53,068)	(4,334)	19,587	(111,879)	(98,408)	(13,471)
Income before income taxes	$34,478	$63,796	$81,797	$70,615	$31,767	$2,711	$250,686	$200,348	$50,338

(1) Included in “Investment related gains (losses), net” on Consolidated GAAP Income Statement

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Asset Intensive Reinsurance Pre-tax Operating Income (Cont’d)

	Three Months Ended
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
(USD millions)	2014	2014	2014	2014	2013
Annuity account values:

Fixed annuities (deferred)	$4,859	$4,919	$5,030	$5,156	$5,079

Net interest spread (fixed annuities):	3.5%	3.2%	2.3%	2.5%	2.3%

Equity-indexed annuities	$4,695	$4,716	$4,725	$4,741	$4,768

Variable annuities:
No riders	$881	$899	$941	$943	$961
GMDB only	75	79	84	85	86
GMIB only	5	6	6	6	6
GMAB only	44	46	50	51	52
GMWB only	1,636	1,676	1,741	1,733	1,752
GMDB / WB	427	427	462	459	467
Other	27	28	30	30	31
Total VA account values	$3,095	$3,161	$3,314	$3,307	$3,355

Fair value of liabilities associated with living benefit riders	$159	$106	$59	$54	$30

Interest-sensitive contract liabilities associated with:

Guaranteed investment contracts	$336	$336	$301	$301	$297

Bank-owned life insurance (BOLI)	$548	$544	$541	$538	$534

Other asset-intensive business	$69	$69	$71	$71	$72

Reinsurance Group of America, Incorporated U.S. and Latin America Non-Traditional Segment—Financial Reinsurance Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Investment income, net of related expenses	$1,155	$1,003	$1,086	$1,247	$2,048	$(893)	$4,491	$4,624	$(133)
Other revenue	18,363	23,581	21,777	19,098	16,191	2,172	82,819	60,893	21,926
Total revenues	19,518	24,584	22,863	20,345	18,239	1,279	87,310	65,517	21,793

Benefits and expenses:
Policy acquisition costs and other insurance expenses	4,112	8,458	6,944	5,742	2,501	1,611	25,256	12,771	12,485
Other operating expenses	2,876	2,322	2,310	2,177	1,462	1,414	9,685	7,053	2,632
Total benefits and expenses	6,988	10,780	9,254	7,919	3,963	3,025	34,941	19,824	15,117

Operating income before income taxes	12,530	13,804	13,609	12,426	14,276	(1,746)	52,369	45,693	6,676

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	12,530	13,804	13,609	12,426	14,276	(1,746)	52,369	45,693	6,676
Investment and derivative gains (losses) - non-operating	(162)	(100)	68	83	(5)	(157)	(111)	(392)	281
Income before income taxes	$12,368	$13,704	$13,677	$12,509	$14,271	$(1,903)	$52,258	$45,301	$6,957

Reinsurance Group of America, Incorporated Canadian Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Net premiums	$245,024	$245,136	$253,577	$230,844	$243,340	$1,684	$974,581	$962,311	$12,270
Investment income, net of related expenses	48,058	49,660	49,358	46,997	51,750	(3,692)	194,073	201,245	(7,172)
Investment related gains (losses), net	937	907	621	1,006	1,149	(212)	3,471	3,990	(519)
Other revenue	2,001	2,329	1,263	961	531	1,470	6,554	845	5,709
Total revenues	296,020	298,032	304,819	279,808	296,770	(750)	1,178,679	1,168,391	10,288

Benefits and expenses:
Claims and other policy benefits	205,071	201,433	203,293	194,756	187,226	17,845	804,553	758,519	46,034
Interest credited	14	10	9	—	9	5	33	46	(13)
Policy acquisition costs and other insurance expenses	60,830	60,409	60,837	53,104	53,119	7,711	235,180	221,638	13,542
Other operating expenses	10,176	10,444	9,954	9,825	9,263	913	40,399	40,496	(97)
Total benefits and expenses	276,091	272,296	274,093	257,685	249,617	26,474	1,080,165	1,020,699	59,466

Operating income before income taxes	19,929	25,736	30,726	22,123	47,153	(27,224)	98,514	147,692	(49,178)

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	19,929	25,736	30,726	22,123	47,153	(27,224)	98,514	147,692	(49,178)
Investment and derivative gains (losses) - non-operating	1,426	(1,279)	3,572	(2,665)	2,586	(1,160)	1,054	13,020	(11,966)
Funds withheld gains (losses) - investment income	217	587	722	606	743	(526)	2,132	3,606	(1,474)
Income before income taxes	$21,572	$25,044	$35,020	$20,064	$50,482	$(28,910)	$101,700	$164,318	$(62,618)

Loss and Expense Ratios:
Loss ratios (creditor business)	31.3%	28.0%	27.5%	31.5%	18.3%	13.0%	29.5%	29.2%	0.3%
Loss ratios (excluding creditor business)	100.5%	98.7%	96.5%	98.0%	89.4%	11.1%	98.4%	92.3%	6.1%
Claims and other policy benefits / (net premiums + investment income)	70.0%	68.3%	67.1%	70.1%	63.4%	6.6%	68.8%	65.2%	3.6%
Policy acquisition costs and other insurance expenses (creditor business)	65.8%	65.2%	66.6%	58.1%	70.7%	(4.9)%	64.2%	62.7%	1.5%
Policy acquisition costs and other insurance expenses (excluding creditor business)	11.7%	12.3%	10.8%	13.9%	11.5%	0.2%	12.1%	12.3%	(0.2)%
Other operating expenses	4.2%	4.3%	3.9%	4.3%	3.8%	0.4%	4.1%	4.2%	(0.1)%

Foreign currency effect (1):
Net premiums	$(20,210)	$(11,946)	$(16,444)	$(21,718)	$(14,338)	$(5,872)	$(70,318)	$(29,392)	$(40,926)
Operating income before income taxes	$(1,896)	$(1,605)	$(1,943)	$(2,333)	$(3,315)	$1,419	$(7,777)	$(6,089)	$(1,688)

Creditor reinsurance net premiums	$59,451	$57,412	$60,013	$47,344	$42,558	$16,893	$224,220	$205,311	$18,909

Note: The loss ratios on creditor reinsurance business are normally lower than traditional reinsurance, while allowances are normally higher as a percentage of premiums.
(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Europe, Middle East and Africa Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Net premiums	$345,885	$346,457	$340,884	$340,743	$332,495	$13,390	$1,373,969	$1,220,743	$153,226
Investment income, net of related expenses	43,898	29,191	20,671	13,369	14,122	29,776	107,129	52,034	55,095
Investment related gains (losses), net	3,678	2,550	5,183	2,593	5,495	(1,817)	14,004	5,495	8,509
Other revenue	8,143	13,518	7,939	7,923	5,347	2,796	37,523	23,259	14,264
Total revenues	401,604	391,716	374,677	364,628	357,459	44,145	1,532,625	1,301,531	231,094

Benefits and expenses:
Claims and other policy benefits	313,991	297,992	282,546	307,341	293,181	20,810	1,201,870	1,066,847	135,023
Interest credited	4,076	2,959	5,750	2,786	6,114	(2,038)	15,571	6,114	9,457
Policy acquisition costs and other insurance expenses	13,392	16,467	11,492	13,265	17,883	(4,491)	54,616	52,234	2,382
Other operating expenses	36,362	30,318	30,208	27,260	28,250	8,112	124,148	105,264	18,884
Total benefits and expenses	367,821	347,736	329,996	350,652	345,428	22,393	1,396,205	1,230,459	165,746

Operating income before income taxes	33,783	43,980	44,681	13,976	12,031	21,752	136,420	71,072	65,348

Operating to U.S. GAAP Reconciliation:
Operating income before income taxes	33,783	43,980	44,681	13,976	12,031	21,752	136,420	71,072	65,348
Investment and derivative gains (losses) - non-operating	5,644	1,196	16,641	1,229	(54)	5,698	24,710	3,481	21,229
Non-investment derivatives	512	—	—	—	—	512	512	—	512
Income before income taxes	$39,939	$45,176	$61,322	$15,205	$11,977	$27,962	$161,642	$74,553	$87,089

Loss and Expense Ratios:
Claims and other policy benefits	90.8%	86.0%	82.9%	90.2%	88.2%	2.6%	87.5%	87.4%	0.1%
Policy acquisition costs and other insurance expenses	3.9%	4.8%	3.4%	3.9%	5.4%	(1.5)%	4.0%	4.3%	(0.3)%
Other operating expenses	10.5%	8.8%	8.9%	8.0%	8.5%	2.0%	9.0%	8.6%	0.4%

Foreign currency effect (2):
Net premiums	$(15,090)	$14,441	$21,204	$8,690	$148	$(15,238)	$29,245	$(24,695)	$53,940
Operating income before income taxes	$(2,415)	$2,086	$3,710	$394	$(164)	$(2,251)	$3,775	$(1,559)	$5,334

Critical illness net premiums	$62,511	$63,303	$66,257	$65,678	$65,082	$(2,571)	$257,749	$254,432	$3,317

(1) Effective January 1, 2014, the company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. December 2013 figures have been adjusted to conform to the new reporting alignment.

(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Asia Pacific Segment Pre-tax Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Net premiums	$400,081	$399,422	$393,687	$381,750	$387,803	$12,278	$1,574,940	$1,485,205	$89,735
Investment income, net of related expenses	25,049	26,445	26,325	24,642	26,860	(1,811)	102,461	94,330	8,131
Investment related gains (losses), net	664	646	684	861	1,287	(623)	2,855	2,815	40
Other revenue	8,902	8,950	56,874	6,123	10,472	(1,570)	80,849	36,565	44,284
Total revenues	434,696	435,463	477,570	413,376	426,422	8,274	1,761,105	1,618,915	142,190
Benefits and expenses:
Claims and other policy benefits	320,643	319,507	306,320	303,596	313,132	7,511	1,250,066	1,487,549	(237,483)
Interest Credited	195	221	234	246	263	(68)	896	1,118	(222)
Policy acquisition costs and other insurance expenses	47,058	51,852	107,909	54,289	53,267	(6,209)	261,108	222,808	38,300
Other operating expenses	41,547	36,439	33,780	30,587	32,819	8,728	142,353	125,816	16,537
Total benefits and expenses	409,443	408,019	448,243	388,718	399,481	9,962	1,654,423	1,837,291	(182,868)

Operating income (loss) before income taxes	25,253	27,444	29,327	24,658	26,941	(1,688)	106,682	(218,376)	325,058

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	25,253	27,444	29,327	24,658	26,941	(1,688)	106,682	(218,376)	325,058
Investment and derivative gains (losses) - non-operating	(4,610)	(7,031)	5,601	1,653	(3,282)	(1,328)	(4,387)	(8,289)	3,902
Income (loss) before income taxes	$20,643	$20,413	$34,928	$26,311	$23,659	$(3,016)	$102,295	$(226,665)	$328,960

Loss and Expense Ratios:
Claims and other policy benefits	80.1%	80.0%	77.8%	79.5%	80.7%	(0.6)%	79.4%	100.2%	(20.8)%
Policy acquisition costs and other insurance expenses	11.8%	13.0%	27.4%	14.2%	13.7%	(1.9)%	16.6%	15.0%	1.6%
Other operating expenses	10.4%	9.1%	8.6%	8.0%	8.5%	1.9%	9.0%	8.5%	0.5%

Foreign currency effect (2):
Net premiums	$(25,793)	$3,411	$(9,724)	$(37,197)	$(35,258)	$9,465	$(69,303)	$(88,452)	$19,149
Operating income (loss) before income taxes	$(3,769)	$(1,094)	$(1,313)	$(2,960)	$(5,298)	$1,529	$(9,136)	$5,207	$(14,343)

Critical illness net premiums	$76,231	$67,105	$71,928	$60,398	$66,980	$9,251	$275,662	$247,561	$28,101

(1) Effective January 1, 2014, the company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. December 2013 figures have been adjusted to conform to the new reporting alignment.

(2) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Corporate and Other Segment Pre-tax Operating Income

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
Revenues:
Net premiums	$173	$186	$206	$215	$(531)	$704	$780	$(243)	$1,023
Investment income, net of related expenses	33,762	25,426	25,882	25,736	14,686	19,076	110,806	83,544	27,262
Investment related gains (losses), net	468	471	250	225	239	229	1,414	965	449
Other revenue	(379)	802	2,730	4,567	4,679	(5,058)	7,720	14,599	(6,879)
Total revenues	34,024	26,885	29,068	30,743	19,073	14,951	120,720	98,865	21,855

Benefits and expenses:
Claims and other policy benefits	2	(6)	(17)	17	3	(1)	(4)	5	(9)
Interest credited	205	199	198	206	179	26	808	802	6
Policy acquisition costs and other insurance expenses	(24,139)	(20,376)	(17,319)	(21,667)	(19,533)	(4,606)	(83,501)	(74,303)	(9,198)
Other operating expenses	41,279	21,595	22,476	11,252	22,690	18,589	96,602	77,866	18,736
Interest expense	(9,660)	36,065	35,211	35,084	35,072	(44,732)	96,700	124,307	(27,607)
Collateral finance and securitization expense	3,710	2,571	2,591	2,569	2,563	1,147	11,441	10,449	992
Total benefits and expenses	11,397	40,048	43,140	27,461	40,974	(29,577)	122,046	139,126	(17,080)

Operating income (loss) before income taxes	22,627	(13,163)	(14,072)	3,282	(21,901)	44,528	(1,326)	(40,261)	38,935

Operating to U.S. GAAP Reconciliation:
Operating income (loss) before income taxes	22,627	(13,163)	(14,072)	3,282	(21,901)	44,528	(1,326)	(40,261)	38,935
Investment and derivative gains (losses) - non-operating	(3,696)	(960)	(6,125)	482	(3,557)	(139)	(10,299)	(6,432)	(3,867)
Non-investment derivatives	(40)	(28)	—	—	—	(40)	(68)	—	(68)
Gain on repurchase of collateral finance facility securities	—	—	—	—	—	—	—	46,506	(46,506)
Income (loss) before income taxes	$18,891	$(14,151)	$(20,197)	$3,764	$(25,458)	$44,349	$(11,693)	$(187)	$(11,506)

Foreign currency effect (1):
Operating income before income taxes	$(1,196)	$(1,403)	$(1,263)	$(1,706)	$98	$(1,294)	$(5,568)	$(348)	$(5,220)

(1) Compared to comparable prior year period

Reinsurance Group of America, Incorporated Summary of Pre-tax Segment Operating Income (1)

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
(USD thousands)	2014	2014	2014	2014	2013		2014	2013	Change
U.S. and Latin America:
Traditional	$134,120	$78,925	$88,954	$48,203	$123,642	$10,478	$350,202	$372,665	$(22,463)
Non-Traditional:
Asset Intensive	56,014	57,976	44,027	41,005	42,266	13,748	199,022	166,138	32,884
Financial Reinsurance	12,530	13,804	13,609	12,426	14,276	(1,746)	52,369	45,693	6,676
Total U.S. and Latin America Segment	202,664	150,705	146,590	101,634	180,184	22,480	601,593	584,496	17,097
Canadian Segment	19,929	25,736	30,726	22,123	47,153	(27,224)	98,514	147,692	(49,178)
Europe, Middle East and Africa	33,783	43,980	44,681	13,976	12,031	21,752	136,420	71,072	65,348
Asia Pacific Segment	25,253	27,444	29,327	24,658	26,941	(1,688)	106,682	(218,376)	325,058
Corporate and Other	22,627	(13,163)	(14,072)	3,282	(21,901)	44,528	(1,326)	(40,261)	38,935
Consolidated	$304,256	$234,702	$237,252	$165,673	$244,408	$59,848	$941,883	$544,623	$397,260

(1) Effective January 1, 2014, the company realigned certain operations and management responsibilities to better fit within its geographic-based segments. Mexico and Latin America operations were moved from Europe & South Africa to the U.S. segment, which has been renamed U.S. and Latin America. India operations have been moved from Europe & South Africa to the Asia Pacific segment. Europe & South Africa has been renamed Europe, Middle East and Africa. December 2013 figures have been restated to conform to the new reporting alignment.

Reinsurance Group of America, Incorporated Investments (USD thousands) Cash and Invested Assets

	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,
	2014	2014	2014	2014	2013
Fixed maturity securities, available-for-sale	$25,480,972	$24,475,451	$24,480,396	$22,157,182	$21,474,136
Mortgage loans on real estate	2,712,238	2,617,091	2,555,800	2,526,228	2,486,680
Policy loans	1,284,284	1,249,948	1,250,635	1,296,897	1,244,469
Funds withheld at interest	5,922,561	5,969,006	5,940,521	5,814,231	5,771,467
Short-term investments	97,694	44,437	45,596	118,789	139,395
Other invested assets	1,198,319	1,165,021	1,128,375	1,234,779	1,324,960
Cash and cash equivalents	1,645,669	1,118,745	1,378,117	1,127,132	923,647
Total cash and invested assets	$38,341,737	$36,639,699	$36,779,440	$34,275,238	$33,364,754

Investment Income and Yield Summary

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-Date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013		2014	2013	Change
Average invested assets at amortized cost (1)	$20,672,245	$20,424,141	$20,121,261	$19,726,037	$18,954,561	$1,717,684	$19,876,715	$18,124,333	$1,752,382
Net investment income (1)	$250,757	$240,877	$236,604	$229,644	$217,928	$32,829	$957,882	$856,615	$101,267
Annualized investment yield (ratio of net investment income to average invested assets) (1)	4.94%	4.80%	4.79%	4.74%	4.68%	0.26%	4.82%	4.73%	0.09%

(1) Excludes spread-related business (e.g. coinsurance of annuities)

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Amortized cost, gross unrealized gains and losses, and estimated fair values of fixed maturity and equity securities
(Excludes Funds Withheld Portfolios)

December 31, 2014
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$14,010,604	$965,523	$90,544	$14,885,583	58.4%	$—
Canadian and Canadian provincial governments	2,668,852	1,196,420	7	3,865,265	15.2%	—
Residential mortgage-backed securities	991,867	52,640	6,611	1,037,896	4.1%	(300)
Asset-backed securities	1,059,660	20,301	10,375	1,069,586	4.2%	354
Commercial mortgage-backed securities	1,453,657	87,593	8,659	1,532,591	6.0%	(1,609)
U.S. government and agencies	501,352	25,014	515	525,851	2.0%	—
State and political subdivisions	378,457	51,117	3,498	426,076	1.7%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	2,041,148	110,065	13,089	2,138,124	8.4%	—
Total fixed maturity securities	$23,105,597	$2,508,673	$133,298	$25,480,972	100.0%	$(1,555)

Non-redeemable preferred stock	93,540	7,350	1,527	99,363	78.3%
Other equity securities	26,994	597	94	27,497	21.7%
Total equity securities	$120,534	$7,947	$1,621	$126,860	100.0%

December 31, 2013
	Amortized Cost	Unrealized Gains	Unrealized Losses	Estimated Fair Value	% of Total	Other-than- temporary Impairment in AOCI
Available-for-sale:
Corporate securities	$11,697,394	$616,147	$202,786	$12,110,755	56.4%	$—
Canadian and Canadian provincial governments	2,728,111	669,762	16,848	3,381,025	15.7%	—
Residential mortgage-backed securities	970,434	38,126	18,917	989,643	4.6%	(300)
Asset-backed securities	891,751	18,893	15,812	894,832	4.2%	(2,259)
Commercial mortgage-backed securities	1,314,782	91,651	17,487	1,388,946	6.5%	(1,609)
U.S. government and agencies	489,631	16,468	4,748	501,351	2.3%	—
State and political subdivisions	313,252	21,907	14,339	320,820	1.5%	—
Other foreign government, supranational, and foreign
government-sponsored enterprises	1,865,379	45,347	23,962	1,886,764	8.8%	—
Total fixed maturity securities	$20,270,734	$1,518,301	$314,899	$21,474,136	100.0%	$(4,168)

Non-redeemable preferred stock	81,993	5,342	5,481	81,854	20.2%
Other equity securities	327,479	618	4,220	323,877	79.8%
Total equity securities	$409,472	$5,960	$9,701	$405,731	100.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Corporate Securities by Sector (Fixed Maturities and Equities) (Excludes Funds Withheld Portfolios)

	December 31, 2014				December 31, 2013
	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)	Amortized Cost	Estimated Fair Value	% of Total	Average Credit Ratings (1)
Financial Institutions
Banking	$3,114,935	$3,262,121	21.9%	A-	$2,328,148	$2,408,741	19.2%	A-
Brokerage/Asset Managers/Exchanges	252,260	272,847	1.8%	A	206,986	218,477	1.7%	A-
Finance Comp.	189,159	202,297	1.3%	A+	151,129	158,859	1.3%	A
Insurance	708,611	775,497	5.2%	A-	665,252	693,516	5.5%	A-
REITs	532,862	564,722	3.8%	BBB+	476,830	491,058	3.9%	BBB+
Other Finance	89,972	94,504	0.6%	A-	406,613	407,106	3.3%	BBB-
Total Financial Institutions	$4,887,799	$5,171,988	34.6%		$4,234,958	$4,377,757	34.9%
Industrials
Basic	893,754	921,843	6.1%	BBB	847,764	858,886	6.9%	BBB
Capital Goods	657,388	694,700	4.6%	BBB	574,108	596,150	4.8%	BBB
Communications	1,448,054	1,572,181	10.5%	BBB+	1,234,343	1,278,710	10.2%	BBB+
Consumer Cyclical	665,734	709,166	4.7%	BBB+	631,196	649,019	5.2%	BBB
Consumer Noncyclical	1,299,879	1,397,510	9.3%	BBB+	1,062,238	1,107,972	8.9%	BBB+
Energy	1,661,526	1,713,066	11.4%	BBB	1,326,476	1,380,762	11.0%	BBB
Technology	465,256	485,833	3.2%	BBB+	455,081	456,505	3.6%	BBB+
Transportation	453,106	486,736	3.2%	A-	365,233	380,249	3.0%	A-
Other Industrial	108,371	118,279	0.8%	A-	114,520	119,353	1.0%	A-
Total Industrials	$7,653,068	$8,099,314	53.8%		$6,610,959	$6,827,606	54.6%
Utilities
Electric	1,201,052	1,317,907	8.8%	BBB+	1,077,167	1,121,373	9.0%	BBB+
Natural Gas	234,761	251,110	1.7%	A-	109,789	111,515	0.9%	A-
Other Utility	154,458	172,124	1.1%	A-	62,768	67,471	0.5%	BBB+
Total Utilities	$1,590,271	$1,741,141	11.6%		$1,249,724	$1,300,359	10.4%
Other Sectors	—	—	0.0%	-	11,225	10,764	0.1%	AA
Total	$14,131,138	$15,012,443	100.0%	BBB+	$12,106,866	$12,516,486	100.0%	BBB+

(1) The Average Credit Rating designations are based on the weighted average ratings from nationally recognized rating organizations, primarily those assigned by S&P. In instances where a S&P rating is not available, the Company will reference the rating provided by Moody’s, and in the absence of both the Company will assign equivalent ratings based on information from the NAIC.

Reinsurance Group of America, Incorporated
Investments
(USD thousands)

Ratings of Fixed Maturity Securities (Excludes Funds Withheld Portfolios)

		December 31, 2014			September 30, 2014			June 30, 2014			March 31, 2014			December 31, 2013
NAIC Designation (1)	Rating Agency Designation (2)	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total	Amortized Cost	Estimated Fair Value	% of Total
1	AAA/AA/A	$14,855,946	$16,866,777	66.1%	$14,590,478	$16,236,196	66.3%	$14,646,888	$16,304,796	66.6%	$13,519,276	$14,859,087	67.0%	$12,868,061	$13,867,584	64.6%
2	BBB	6,880,383	7,258,299	28.5%	6,530,399	6,895,202	28.2%	6,527,092	6,942,290	28.3%	5,882,308	6,177,731	27.9%	6,072,604	6,255,451	29.1%
3	BB	750,152	760,531	3.0%	729,311	751,110	3.1%	669,569	706,926	2.9%	637,814	666,571	3.0%	725,733	740,465	3.4%
4	B	387,456	372,375	1.5%	425,094	421,100	1.7%	362,960	364,395	1.5%	379,529	379,688	1.7%	387,687	400,775	1.9%
5	CCC	212,905	208,346	0.8%	152,363	150,845	0.6%	143,292	142,805	0.6%	60,003	60,427	0.3%	106,619	106,873	0.5%
6	In or near default	18,755	14,644	0.1%	25,296	20,998	0.1%	23,545	19,184	0.1%	18,594	13,678	0.1%	110,030	102,988	0.5%
	Total	$23,105,597	$25,480,972	100.0%	$22,452,941	$24,475,451	100.0%	$22,373,346	$24,480,396	100.0%	$20,497,524	$22,157,182	100.0%	$20,270,734	$21,474,136	100.0%

(1) Effective January 1, 2014, structured securities held by the Company’s insurance subsidiaries that maintain the National Association of Insurance Commissioners (NAIC) statutory basis of accounting that meet the definition of SSAP No. 43R began utilizing the NAIC rating methodology. All other securities will continue to utilize the Nationally Recognized Statistical Rating Organizations (NRSRO) ratings, as available, or equivalent rating based on information from the NAIC.

(2) The Rating Agency Designation includes all “+” or “-” at that rating level (e. g. ‘BBB’ includes ‘BBB+’, ‘BBB’, and ‘BBB-’).

Structured Fixed Maturity Securities

	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value	Amortized Cost	Estimated Fair Value
Residential mortgage-backed securities:
Agency	$639,936	$677,352	$597,413	$625,070	$564,397	$594,042	$569,064	$591,515	$567,113	$580,855
Non-agency	351,931	360,544	367,023	375,647	382,034	392,097	400,880	410,356	403,321	408,788
Total residential mortgage-backed securities	991,867	1,037,896	964,436	1,000,717	946,431	986,139	969,944	1,001,871	970,434	989,643
Commercial mortgage-backed securities	1,453,657	1,532,591	1,404,648	1,481,822	1,380,622	1,474,620	1,367,205	1,450,503	1,314,782	1,388,946
Asset-backed securities	1,059,660	1,069,586	993,028	1,006,048	993,116	1,008,375	933,130	944,579	891,751	894,832
Total	$3,505,184	$3,640,073	$3,362,112	$3,488,587	$3,320,169	$3,469,134	$3,270,279	$3,396,953	$3,176,967	$3,273,421

Reinsurance Group of America, Incorporated Investments (USD thousands) Gross Unrealized Losses Aging Fixed Maturity Securities

	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$110,346	81.8%	$107,731	89.1%	$96,330	85.8%	$157,050	87.6%	$287,032	88.4%
20% or more for less than six months	13,698	10.1%	683	0.6%	2,479	2.2%	163	0.1%	6,444	2.0%
20% or more for six months or greater	9,254	6.9%	9,510	7.9%	10,936	9.7%	17,771	9.9%	21,423	6.6%
Total	$133,298	98.8%	$117,924	97.6%	$109,745	97.7%	$174,984	97.6%	$314,899	97.0%

Equity Securities

	December 31, 2014		September 30, 2014		June 30, 2014		March 31, 2014		December 31, 2013
	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total	Gross Unrealized Losses	% of Total
Less than 20%	$1,619	1.2%	$2,926	2.4%	$2,555	2.3%	$4,321	2.4%	$9,699	3.0%
20% or more for less than six months	—	0.0%	—	0.0%	—	0.0%	—	0.0%	—	0.0%
20% or more for six months or greater	2	0.0%	2	0.0%	2	0.0%	2	0.0%	2	0.0%
Total	$1,621	1.2%	$2,928	2.4%	$2,557	2.3%	$4,323	2.4%	$9,701	3.0%

Reinsurance Group of America, Incorporated Investments (USD thousands) Fixed Maturities and Equity Securities Below Amortized Cost (Excludes Funds Withheld Portfolios)

	As of December 31, 2014
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$1,225,767	$27,784	$614,294	$30,040	$1,840,061	$57,824
Canadian and Canadian provincial governments	—	—	1,235	7	1,235	7
Residential mortgage-backed securities	78,864	846	135,414	5,247	214,278	6,093
Asset-backed securities	332,785	4,021	109,411	4,289	442,196	8,310
Commercial mortgage-backed securities	78,632	564	28,375	2,461	107,007	3,025
U.S. government and agencies	81,317	89	32,959	426	114,276	515
State and political subdivisions	13,780	17	18,998	3,438	32,778	3,455
Other foreign government, supranational, and foreign
government-sponsored enterprises	156,725	7,007	76,111	2,946	232,836	9,953
Investment grade securities	1,967,870	40,328	1,016,797	48,854	2,984,667	89,182

Non-investment grade securities:
Corporate securities	415,886	29,316	32,567	3,404	448,453	32,720
Residential mortgage-backed securities	22,836	293	6,284	225	29,120	518
Asset-backed securities	12,448	274	7,108	1,791	19,556	2,065
Commercial mortgage-backed securities	3,288	249	5,580	5,385	8,868	5,634
State and political subdivisions	964	43	—	—	964	43
Other foreign government, supranational, and foreign government-sponsored enterprises	13,986	3,136	—	—	13,986	3,136
Non-investment grade securities	469,408	33,311	51,539	10,805	520,947	44,116
Total fixed maturity securities	$2,437,278	$73,639	$1,068,336	$59,659	$3,505,614	$133,298

Non-redeemable preferred stock	11,619	235	19,100	1,292	30,719	1,527
Other equity securities	—	—	3,545	94	3,545	94
Total Equity securities	$11,619	$235	$22,645	$1,386	$34,264	$1,621

	As of December 31, 2013
	Less than 12 months		Equal to or greater than 12 months		Total
	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses	Estimated Fair Value	Gross Unrealized Losses
Investment grade securities:
Corporate securities	$3,141,179	$148,895	$301,303	$40,548	$3,442,482	$189,443
Canadian and Canadian provincial governments	188,491	14,419	12,029	2,429	200,520	16,848
Residential mortgage-backed securities	283,967	15,900	23,068	1,688	307,035	17,588
Asset-backed securities	255,656	4,916	56,668	4,983	312,324	9,899
Commercial mortgage-backed securities	219,110	3,725	20,068	5,745	239,178	9,470
U.S. government and agencies	133,697	4,469	4,406	279	138,103	4,748
State and political subdivisions	120,193	9,723	15,202	4,616	135,395	14,339
Other foreign government, supranational, and foreign government-sponsored enterprises	665,313	21,075	36,212	2,847	701,525	23,922
Investment grade securities	5,007,606	223,122	468,956	63,135	5,476,562	286,257

Non-investment grade securities:
Corporate securities	283,603	9,451	38,256	3,892	321,859	13,343
Residential mortgage-backed securities	62,146	1,075	3,945	254	66,091	1,329
Asset-backed securities	28,670	415	32,392	5,498	61,062	5,913
Commercial mortgage-backed securities	15,762	81	10,980	7,936	26,742	8,017
Other foreign government, supranational, and foreign government-sponsored enterprises	9,403	40	—	—	9,403	40
Non-investment grade securities	399,584	11,062	85,573	17,580	485,157	28,642
Total fixed maturity securities	$5,407,190	$234,184	$554,529	$80,715	$5,961,719	$314,899

Non-redeemable preferred stock	51,386	5,479	1	2	51,387	5,481
Other equity securities	218,834	1,748	32,550	2,472	251,384	4,220
Total Equity securities	$270,220	$7,227	$32,551	$2,474	$302,771	$9,701

Reinsurance Group of America, Incorporated Investments (USD thousands) Consolidated Investment Related Gains and Losses

	Three Months Ended					Current Qtr vs. PY Quarter	Year-to-date
	Dec. 31,	Sept. 30,	June 30,	March 31,	Dec. 31,		Dec. 31,	Dec. 31,
	2014	2014	2014	2014	2013		2014	2013	Change
Fixed Maturity and Equity Securities:
Other-than-temporary impairment losses on fixed maturities	$(6,347)	$(246)	$(870)	$(303)	$(2,258)	$(4,089)	$(7,766)	$(12,654)	$4,888
Portion of loss recognized in accumulated other comprehensive income (before taxes)	—	—	—	—	—	—	—	(247)	247
Net other-than-temporary impairment losses on fixed maturities recognized in earnings	(6,347)	(246)	(870)	(303)	(2,258)	(4,089)	(7,766)	(12,901)	5,135
Gain on investment activity	13,662	8,819	34,887	8,067	12,659	1,003	65,435	82,744	(17,309)
Loss on investment activity	(11,480)	(6,355)	(6,877)	(6,583)	(12,169)	689	(31,295)	(60,575)	29,280
Net gain/(loss) on fixed maturity and equity securities	(4,165)	2,218	27,140	1,181	(1,768)	(2,397)	26,374	9,268	17,106

Other impairment losses and change in mortgage loan provision	371	(2,041)	(5,309)	1,664	(5,665)	6,036	(5,315)	(6,933)	1,618
Other non-derivative gain/(loss), net	2,759	2,298	9,197	8,368	10,536	(7,777)	22,622	26,681	(4,059)

Free-standing Derivatives:
Credit Default Swaps	2,658	(1,389)	4,783	(2,114)	7,051	(4,393)	3,938	24,188	(20,250)
Interest Rate Swaps - non-hedged	33,812	9,114	22,244	29,659	(15,498)	49,310	94,829	(84,398)	179,227
Interest Rate Swaps - hedged	10	8	7	(6)	(5)	15	19	6	13
Futures	(6,728)	6,446	(7,684)	(1,584)	(3,851)	(2,877)	(9,550)	(11,157)	1,607
CPI Swaps	(536)	(274)	115	352	85	(621)	(343)	(1,942)	1,599
Equity options	(5,724)	1,017	(8,800)	(8,965)	(19,447)	13,723	(22,472)	(79,231)	56,759
Currency Forwards	(5,746)	(5,277)	1,178	1,154	(5,213)	(533)	(8,691)	(13,201)	4,510
Interest Rate Options	11,490	865	2,004	1,282	(3,145)	14,635	15,641	(11,518)	27,159
Total free-standing derivatives	29,236	10,510	13,847	19,778	(40,023)	69,259	73,371	(177,253)	250,624

Embedded Derivatives:
Modified coinsurance and funds withheld treaties	(14,523)	56,812	78,835	77,241	(337)	(14,186)	198,365	70,177	128,188
GMXB	(52,901)	(47,479)	(5,183)	(23,661)	35,098	(87,999)	(129,224)	142,050	(271,274)
Total embedded derivatives	(67,424)	9,333	73,652	53,580	34,761	(102,185)	69,141	212,227	(143,086)

Net gain/(loss) on total derivatives	(38,188)	19,843	87,499	73,358	(5,262)	(32,926)	142,512	34,974	107,538

Total investment related gains / (losses), net	$(39,223)	$22,318	$118,527	$84,571	$(2,159)	$(37,064)	$186,193	$63,990	$122,203

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